CONSTELLATION INSTITUTIONAL PORTFOLIOS

PROSPECTUS

JANUARY 12, 2005

TIP Midcap Core Portfolio

TIP Midcap Growth Portfolio

Sands Capital Institutional Growth Portfolio

Clover Capital Institutional Small Cap Value Portfolio

Clover Capital Institutional Fixed Income Portfolio

Clover Capital Institutional Income Plus Portfolio

INVESTMENT ADVISER:

Constellation Investment Management Company, LP

INVESTMENT SUB-ADVISERS:

Clover Capital Management, Inc.
Sands Capital Management, Inc.
Turner Investment Partners, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

      ABOUT THIS PROSPECTUS

Constellation Institutional Portfolios is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have different investment objectives and strategies. This prospectus gives you important information about the shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is general information you should know about risk and return that is common to each Portfolio. For more detailed information about the Portfolios, please see:

A-4    TIP Midcap Core Portfolio

A-8    TIP Midcap Growth Portfolio

A-11   Sands Capital Institutional Growth Portfolio

A-14   Clover Capital Institutional Small Cap Value Portfolio

A-16   Clover Capital Institutional Fixed Income Portfolio

A-19   Clover Capital Institutional Income Plus Portfolio

A-23   Investments and Portfolio Management

A-33   Purchasing, Selling and Exchanging Constellation Portfolio Shares

A-41   Dividends, Distributions and Taxes

A-42   Financial Highlights

      To obtain more information about Constellation Institutional Portfolios, please refer to the back cover of the Prospectus.

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INTRODUCTION

Each Portfolio is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Portfolio has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and each sub-adviser (a "sub-adviser") invest each Portfolio's assets in a way that they believe will help the Portfolio achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS

Investing in the Portfolios involves risk and there is no guarantee that a Portfolio will achieve its objective. The Adviser's and sub-adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or a sub-adviser does, you could lose money on your investment in a Portfolio. A Portfolio share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect the companies that issue these securities. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. Some Portfolios own more securities in a single sector of the economy than other sectors, which may have a large impact on a Portfolio's performance. The effect that a change in the value of a single security will have on a Portfolio's share price will depend on how widely the Portfolio diversifies its holdings across companies, industries or sectors.

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TIP MIDCAP CORE PORTFOLIO

INVESTMENT OBJECTIVE         Long-term capital growth

INVESTMENT FOCUS             Common stocks of U.S. medium capitalization
                             companies

PRINCIPAL STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. medium capitalization companies that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that the Portfolio can change upon 60 days' prior notice to shareholders. The Portfolio defines a medium capitalization company as a company that has a market capitalization at the time of purchase that is within the range of market capitalizations included in the Russell Midcap Index. These securities may be traded over the counter or listed on an exchange. As of June 30, 2004, the Russell Midcap Index included companies with capitalizations between $1.6 billion and $12.3 billion. The size of the companies included in the Russell Midcap Index will change with market conditions.

The Portfolio invests in securities of companies operating in a broad range of industries, based primarily on a fundamental analysis of each company and such characteristics as price-to-cash flow, price-to-earnings and price-to-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP will sell a security if TIP believes it has reached its full valuation or the security's earnings growth potential deteriorates. TIP also will sell a security to adhere to the Portfolio's investment guidelines or risk parameters or if TIP believes another security offers greater rewards, given its risk.

PRINCIPAL RISKS

Investing in the Portfolio involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease with changes in the value of the Portfolio's investments. Because it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in claims on the company's assets in the event of bankruptcy.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions. In the event that a company's market capitalization falls below the lower extreme of the Russell Midcap Index's capitalization range (such companies are sometimes referred to as "micro-capitalization companies"), investments in the company may be substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Portfolio from year to year since the Portfolio's inception.

2004   21.78%
2003   40.24%

1 The performance information shown is based on a calendar year.

BEST QUARTER    WORST QUARTER
-------------   -------------
16.85%          0.15%
(06/30/03)      (09/30/04)

This table compares the Portfolio's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                 SINCE
                                               INCEPTION
                                    1 YEAR     (01/02/03)
                                  ----------   ----------
TIP Midcap Core Portfolio
  Before taxes on distributions        21.78%       30.78%
  After taxes on distributions         19.10%       27.32%
  After taxes on distributions
   and sale of shares                  17.73%       25.33%
Russell Midcap Index(1)                18.32%       25.95%(2)

(1) The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index.

(2) The calculation date for the index is January 2, 2003.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.90%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.90%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of .90% of assets under management to its adviser for substantially all Portfolio expenses, including management and other expenses. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                            --------   --------   --------   --------
TIP MIDCAP CORE PORTFOLIO   $     92   $    287   $    498   $  1,108

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

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TIP MIDCAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE         Capital appreciation

INVESTMENT FOCUS             Common stocks of U.S. medium capitalization
                             companies

PRINCIPAL STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. medium capitalization companies that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth. This is a non-fundamental investment policy that the Portfolio can change upon 60 days' prior notice to shareholders. The Portfolio defines a medium capitalization company as a company with a market capitalization at the time of purchase in the range of market capitalizations of companies included in the Russell Midcap Growth Index. As of June 30, 2004, the Russell Midcap Growth Index included companies with capitalizations between $1.6 billion and $12.3 billion. These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends. The size of the companies included in the Russell Midcap Growth Index will change with market conditions.

The Portfolio invests in securities of companies operating in a broad range of industries, based primarily on a fundamental analysis of each company and such characteristics as price-to-cash flow, price-to-earnings and price-to-book value ratios. The Portfolio attempts to concentrate in the same sectors as the Midcap Growth Index does. The Portfolio generally holds no more than 5% of its assets in any single company, except s for the most heavily-weighted securities in the Midcap Growth Index. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP will sell a security if TIP believes it has reached its full valuation or the security's earnings growth potential deteriorates. TIP also will sell a security to adhere to the Portfolio's investment guidelines or risk parameters or if TIP believes another security offers greater rewards, given its risk.

PRINCIPAL RISKS

Investing in the Portfolio involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease with changes in the value of the Portfolio's investments. Because it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in claims on the company's assets in the event of bankruptcy.

The Portfolio is subject to the risk that medium capital growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Portfolio invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Portfolio to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Growth Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions. In the event that a company's market capitalization falls below the lower extreme of the Russell Midcap Growth Index's capitalization range (such companies are sometimes referred to as "micro-capitalization companies"), investments in the company may be substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus and therefore has no historical performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.85%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.85%(3)

(1) A $10 is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of .85% of assets under management to its adviser for substantially all Portfolio expenses, including management and other expenses. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period.

(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Portfolio's total expenses from exceeding 0.80 % through February 28, 2005.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                               1 YEAR    3 YEARS
                              --------   --------
TIP MIDCAP GROWTH PORTFOLIO   $     87   $    271

SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE         Long-term capital appreciation

INVESTMENT FOCUS             Common stocks of U.S. large capitalization
                             companies

PRINCIPAL STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. This is a non-fundamental investment policy that the Portfolio can change upon 60 days' prior notice to shareholders. The Portfolio emphasizes investments in large capitalization growth companies. For the purposes of this Portfolio, large capitalization companies are defined as companies with minimum market capitalizations at the time of purchase of $15 billion. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Portfolio does not invest in companies that have market capitalization of less than $4 billion. The Portfolio will typically own between 25 and 30 stocks.

The Portfolio's sub-adviser, Sands Capital Management, Inc. ("Sands Capital"), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market. Sands Capital generally considers selling a security when it reaches a target price, when it fails to meet earnings or revenue growth estimates, or when other stocks appear more attractive.

PRINCIPAL RISKS

Because it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or long periods of time. The Portfolio 's investment approach is intended to provide long-term capital appreciation, which has the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Portfolio's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Portfolio. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Portfolio is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $4 billion, may underperform other market segments or the equity markets as a whole.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies. Conversely, the stock of large capitalization companies may lag the stocks of medium capitalization companies in performance because large capitalization companies may experience slower rates of growth than medium capitalization companies and respond more slowly to market changes and opportunities.

The Portfolio is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. As a non-diversified fund, the Portfolio's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus and therefore has no historical performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.78%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.78%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of .78% of assets under management to its adviser for substantially all Portfolio expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                                                1 YEAR    3 YEARS
                                               --------   --------
SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO   $     80   $    249

CLOVER CAPITAL INSTITUTIONAL SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE         Seeks long-term total return
INVESTMENT FOCUS             Common stocks of U.S. small
                             capitalization companies

PRINCIPAL STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlook. This is a non-fundamental investment policy that the Portfolio can change upon 60 days' prior notice to shareholders. The Portfolio defines a small cap company as a company that has a market capitalization at the time of purchase in the range of market capitalizations of companies included in the Russell 2000 Value Index. As of August 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $77 million and $1.965 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Portfolio invests in securities of companies operating in a broad range of industries, based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-to-cash flow, price-to-earnings and price-to-book value. In selecting securities for the Portfolio, Clover Capital may also consider other factors, such as a company's competitive position, earnings outlook and price momentum. Clover Capital generally sells a security when it reaches a target price, when it fails to perform as expected, or when other stocks appear more attractive.

PRINCIPAL RISKS

Because it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Portfolio is subject to the risk that small capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Portfolio to underperform funds that also seek capital appreciation but use different approaches to select stocks. The out-of-favor and undervalued companies the Portfolio invests in may be more vulnerable to negative investor perceptions or adverse business or economic events than more growth-oriented companies.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus and therefore has no historical performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.95%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.95%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of 95% of assets under management to its adviser for substantially all Portfolio expenses, including management and other expenses. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                                                1 YEAR    3 YEARS
                                               --------   --------
CLOVER CAPITAL INSTITUTIONAL SMALL CAP VALUE
 PORTFOLIO                                     $     97   $    303

CLOVER CAPITAL INSTITUTIONAL FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE         Seeks high current income consistent with
                             preservation of capital
INVESTMENT FOCUS             Fixed income obligations of U.S. issuers

PRINCIPAL STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as the Federal National Mortgage Agency (FNMA) or Government National Mortgage Agency (GNMA). This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-adviser, Clover Capital, to be of comparable quality. Corporate debt obligations include corporate bonds, debentures, and notes.

In selecting securities, Clover Capital chooses fixed income securities of issuers that it believes will offer attractive income potential relative to the associated credit, market and other risks. Clover Capital invests in fixed income securities of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Portfolio invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Portfolio invests may pay interest that at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Portfolio's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Portfolio invests or market as a whole make investments in other securities appear more attractive.

PRINCIPAL RISKS

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated securities (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's). Regardless of the rating of a security, the Portfolio is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. The U.S. Treasury guarantees securities issued by some U.S. government agencies, while other governments agencies' securities are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Portfolio's mortgage-backed securities and, therefore, to assess the volatility risk of the Portfolio.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Portfolio to underperform funds that also seek income but use different approaches to select securities.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus and therefore has no historical performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.45%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.45%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of .45% of assets under management to its adviser for substantially all Portfolio expenses, including management and other expenses. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period..

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                                                1 YEAR    3 YEARS
                                               --------   --------
CLOVER CAPITAL INSTITUTIONAL FIXED INCOME
 PORTFOLIO                                     $     46   $    144

CLOVER CAPITAL INSTITUTIONAL INCOME PLUS PORTFOLIO

INVESTMENT OBJECTIVE         Maximum income from dividends and
                             interest, with a secondary emphasis on
                             capital appreciation
INVESTMENT FOCUS             Equity and fixed income securities

PRINCIPAL STRATEGY

The Portfolio invests in equity and fixed income securities of U.S. issuers. The sub-adviser, Clover Capital, seeks to generate income and, to a lesser extent, capital appreciation, by investing in income and non-income producing equity securities, including common stocks, real estate investment trusts, preferred stocks and convertible securities. To generate income and enhance exposure to the equity markets, the Portfolio will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality, as determined by Clover Capital, along with options on securities indices. High yield fixed income securities are commonly referred to as "junk" bonds. The Portfolio does not invest in bonds rated below B by Standard & Poor's Corporation and/or Moody's Investors Services, Inc., or bonds that are in default. The Portfolio may invest in companies of any size, and fixed income securities of any maturity, in order to achieve its investment objective.

To protect against principal loss and to hedge against adverse changes in the market value of its securities, the Portfolio invests in options, futures and options on futures and may also sell securities short.

In selecting securities, Clover Capital considers factors such as dividend yield, potential appreciation and valuation, and, for fixed income securities, credit quality. Clover Capital also may consider other factors, such as a company's competitive position, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other securities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The small and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer. In addition, while these securities may pay a fixed rate of interest or a dividend prior to conversion, the rate of interest or dividend yield is generally lower than the interest or dividends available from securities of comparable quality that do not offer a conversion feature.

Because preferred securities generally come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price.

Real estate investment trusts are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each real estate investment trust in which it invests.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Regardless of the rating of a security, the Portfolio is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds are speculative securities and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could cause the market price of the security to decrease substantially.

The Portfolio may sell securities short and may invest in options, futures and options on futures for hedging purposes. These transactions present special risks. In a short sale, if the underlying security goes up in price between the time the Portfolio sells the security and buys it back, the Portfolio will realize a loss on the transaction (or, in the case of a short sale "against the box," will not profit from the increase in price on the security it owns). The risks related to the use of options, futures and options on futures include: (i) the correlation between movements in the market price of the Portfolio's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. The risk of loss in trading futures contracts can be substantial. In addition to these specific risks, the Portfolio will still be exposed to equity market volatility since hedging strategies do not eliminate market exposure. Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Portfolio to underperform funds that also seek income and capital appreciation but use different approaches to select securities.

PERFORMANCE INFORMATION

The Portfolio has not commenced operations as of the date of this prospectus and therefore has no historical performance.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                         None(1)

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

Investment Advisory Fees                                0.95%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.00%
                                                     -----------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.95%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The Portfolio pays a unified fee of .95% of assets under management to its adviser for substantially all Portfolio expenses, including management and other expenses. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, the Portfolio does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Portfolio would be:

                                                1 YEAR    3 YEARS
                                               --------   --------
CLOVER CAPITAL INSTITUTIONAL INCOME PLUS
 PORTFOLIO                                     $     97   $    303

INVESTMENTS AND PORTFOLIO MANAGEMENT

In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Portfolio's investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described in this prospectus are those that the Portfolios use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Portfolio's objectives. A Portfolio will do so only if the Adviser or the Portfolio's sub-adviser believes that the risk of loss in using the Portfolio's normal strategies and investments outweighs the opportunity for gains.

A description of the Portfolio's policies and procedures with respect to the disclosure of portfolio securities holdings is available in the SAI.

PORTFOLIO COMPOSITION

Each Portfolio (other than the Clover Capital Institutional Income Plus Portfolio) has adopted policies to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Portfolio must comply with its 80% Policy at the time the Portfolio invests its assets. Accordingly, when a Portfolio no longer meets its 80% Policy because of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way to comply with the 80% Policy.

PORTFOLIO TURNOVER

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase a Portfolio's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Portfolio were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Portfolio and in higher net taxable gain for shareholders, and may reduce the Portfolio's returns.

Although turnover rates may vary substantially from year to year, the following Portfolio(s) had an annual rate of turnover exceeding 100% as of the end of its last fiscal year:

          TIP MIDCAP CORE PORTFOLIO                      141%

THE MANAGER

Constellation Investment Management Company, Inc. ("CIMCO"), is registered under the Investment Advisers Act of 1940 and serves as investment manager and administrator to each Portfolio. CIMCO has its offices in Berwyn, PA. As of December 31, 2004, CIMCO had approximately $[2.2] billion in assets under management.

As the Portfolios' manager, CIMCO continuously reviews and administers the Portfolios' investment programs. CIMCO also is responsible for providing administration services to each Portfolio under the Management Agreement, and ensures compliance with the Portfolios' investment policies and guidelines. For these services, CIMCO receives a unified management fee equal to the percentage of the assets of each Portfolio, on an annual basis, as follows:

          TIP MIDCAP CORE PORTFOLIO                     0.90%
          TIP MIDCAP GROWTH PORTFOLIO                   0.85%
          SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO 0.78% CLOVER CAPITAL INSTITUTIONAL SMALL CAP VALUE
           PORTFOLIO                                    0.95%
          CLOVER CAPITAL INSTITUTIONAL FIXED INCOME
           PORTFOLIO                                    0.45%
          CLOVER CAPITAL INSTITUTIONAL INCOME PLUS
           PORTFOLIO                                    0.95%

CIMCO has contractually agreed to reduce the unified management fee to 0.80% for the Midcap Growth Portfolio until February 28, 2005. CIMCO may discontinue this arrangement at any time after February 28, 2005.

Under the unified fee arrangement, CIMCO is responsible for compensating any third party engaged by CIMCO to provide services under its supervision, including sub-advisers, transfer and dividend disbursing agents, and custodians. CIMCO is also responsible for fees of the independent Trustees, the independent public accountant and legal counsel. The unified fee arrangement does not include the costs of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying shares for sale in any jurisdiction, or brokerage or other transaction costs. In addition the unified fee does not include legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Portfolios, its officers or Trustees are a party or incurred in anticipation of becoming a party.

THE SUB-ADVISERS

Turner Investment Partners, Inc. ("TIP") is registered under the Investment Advisers Act of 1940 and serves as the sub-adviser to the Midcap Core and Midcap Growth Portfolios. As sub-adviser, TIP makes investment decisions for these Portfolios and also ensures compliance with their investment policies and guidelines. As of December 31, 2004, TIP had approximately $15.8 billion in assets under management.

TIP is entitled to receive investment sub-advisory fees from CIMCO at an annualized rate, based on the daily net assets of each Portfolio, as follows:

          TIP Midcap Core Portfolio                     0.45%
          TIP Midcap Growth Portfolio                   0.45%

TIP has agreed to receive a fee of 0.40% of the daily net assets of the Midcap Growth Portfolio through February 28, 2005.

Sands Capital Management, Inc. ("Sands Capital") is registered under the Investment Advisers Act of 1940 and serves as the sub-adviser to the Sands Capital Institutional Growth Portfolio. As sub-adviser, Sands Capital makes investment decisions for this Portfolio and also ensures compliance with the Portfolio's investment policies and guidelines. As of December 31, 2004, Sands Capital had approximately $11.4 billion in assets under management.

Sands Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the daily net assets of the Portfolio, as follows:

          Sands Capital Institutional Growth Portfolio  0.45%

Clover Capital Management, Inc., ("Clover Capital") is registered under the Investment Advisers Act of 1940 and serves as the sub-adviser to the Clover Capital Small Cap Value, Clover Capital Fixed Income, and Clover Capital Income Plus Portfolios (the "Constellation Clover Portfolios"). As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Portfolios and also ensures compliance with the Constellation Clover Portfolios' investment policies and guidelines. As of December 31, 2004, Clover Capital had approximately $2.5 billion in assets under management. Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Portfolio, as follows:

Clover Capital Institutional Small Cap Value Portfolio  0.60% on the first $50 million
                                                        0.55% on assets over $50 million

Clover Capital Institutional Fixed Income Portfolio     0.25% on the first $100 million
                                                        0.20% on assets over $100 million

Clover Capital Institutional Income Plus Portfolio      0.60% on the first $25 million
                                                        0.55% on assets over $25 million

RELATED PERFORMANCE INFORMATION FOR SIMILAR ACCOUNTS MANAGED BY TIP, SANDS CAPITAL AND CLOVER CAPITAL

Although the TIP Midcap Growth, Sands Capital Institutional Growth, Clover Capital Institutional Small Cap Value, Clover Capital Institutional Fixed Income and Clover Capital Institutional Income Plus Portfolios have no performance history prior to the date of this prospectus, TIP, Sands Capital and Clover Capital have substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies, and principal investment strategies as these Portfolios. The tables below are designed to show you how composites of all similar midcap growth equity accounts managed by TIP, all similar growth equity accounts managed by Sands Capital, and all similar small cap value equity and fixed income accounts managed by Clover Capital performed over various periods in the past. In each case, the accounts comprising the composite have investment objectives, policies and principal strategies that are substantially similar to those of the Portfolios.

TIP MIDCAP GROWTH EQUITY COMPOSITE. The table below shows the returns for the TIP Midcap Growth Equity composite compared with the Russell Midcap Growth Index for the periods ending December 31, 2004. The returns of the TIP Midcap Growth Equity composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell Midcap Growth Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                   TIP MIDCAP
                                   GROWTH EQUITY    RUSSELL MIDCAP
                                   COMPOSITE (%)    GROWTH INDEX (%)
                                   --------------   ----------------
    1 Year Annual Return                    11.36              15.48
    3 Year Average Annual Return             3.97               6.16
    5 Year Average Annual Return            (5.85)             (3.36)
    Since Inception*                        16.21               9.37

*August 1, 1996 to December 31, 2004

ANNUAL RETURNS - 1997 TO 2004 (AS OF 12/31)

                                   Tip Midcap
                                   Growth Equity    Russell Midcap
                                   Composite (%)    Growth Index (%)
                                   --------------   ----------------
             2004                           11.36              15.48
             2003                           49.65              42.71
             2002                          (32.55)            (27.41)
             2001                          (28.35)            (20.15)
             2000                           (8.13)            (11.80)
             1999                          125.99              51.29
             1998                           26.31              17.87
             1997                           41.75              22.54

This information is designed to demonstrate the historical track record of TIP. It does not indicate how the TIP Midcap Growth Portfolio has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The TIP Midcap Growth Equity Composite includes accounts managed by TIP that do not pay the same expenses that the TIP Midcap Growth Portfolio pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code that apply to the Portfolio. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of TIP.

SANDS CAPITAL GROWTH EQUITY COMPOSITE

The table below shows the returns for the Sands Capital Growth Equity composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2004. The returns of the Sands Capital Growth Equity composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                   SANDS CAPITAL
                                   GROWTH EQUITY    RUSSELL 1000
                                   COMPOSITE (%)    GROWTH INDEX (%)
                                   --------------   ----------------
    1 Year Annual Return                    20.14               6.30
    3 Year Annual Return                     6.01              (0.18)
    5 Year Average Annual Return            (3.93)             (9.31)
    10 Year Average Annual Return           16.90               9.61
    Since Inception*                        15.81              11.13

*February 7, 1992 to December 31, 2004

ANNUAL RETURNS - 1992 TO 2004

                                   SANDS CAPITAL
                                   GROWTH EQUITY    RUSSELL 1000
                                   COMPOSITE (%)    GROWTH INDEX (%)
                                   --------------   ----------------
             2004                           20.14               5.21
             2003                           36.26              29.75
             2002                          (27.24)            (27.88)
             2001                          (15.87)            (20.42)
             2000                          (18.38)            (22.42)
             1999                           47.58              33.16
             1998                           54.11              38.71
             1997                           30.22              30.49
             1996                           38.12              23.12
             1995                           42.31              37.19
             1994                            3.21               2.66
             1993                           (0.35)              2.90
             1992                            5.76               5.00

This information is designed to demonstrate the historical track record of Sands Capital. It does not indicate how the Sands Capital Institutional Growth Portfolio has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital that do not pay the same expenses that the Sands Capital Institutional Growth Portfolio pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital.

CLOVER CAPITAL SMALL CAP VALUE COMPOSITE. The table below shows the returns for the Clover Capital Small Cap Value composite compared with the Russell 2000 Value Index for the periods ending December 31, 2004. The returns of the Clover Capital Small Cap Value composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                   CLOVER CAPITAL
                                   SMALL CAP VALUE   RUSSELL 2000
                                   COMPOSITE (%)     VALUE INDEX (%)
                                   ---------------   ---------------
    1 Year Annual Return                     20.50             22.25
    3 Year Average Annual Return             11.70             16.50
    5 Year Average Annual Return             13.50             17.23
    Since Inception*                         12.40             14.00

*February 28, 1996 to December 31, 2004

ANNUAL RETURNS - 1997 TO 2004

                                   Clover Capital
                                   Small Cap Value   Russell 2000
                                   Composite (%)     Value Index (%)
                                   ---------------   ---------------
             2004                            21.40              20.02
             2003                            45.82              46.0
             2002                           (20.72)            (11.4)
             2001                            21.61              14.0
             2000                            11.19              22.8
             1999                             8.65              (1.5)
             1998                            (6.63)             (6.5)
             1997                            23.77              31.8

This information is designed to demonstrate the historical track record of Clover Capital. It does not indicate how the Clover Capital Small Cap Value Portfolio has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Clover Capital Small Cap Value Composite includes accounts managed by Clover Capital that do not pay the same expenses that the Clover Capital Small Cap Value Portfolio pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Clover Capital.

CLOVER CAPITAL FIXED INCOME COMPOSITE. The table below shows the returns for the Clover Capital Fixed Income composite compared with the Lehman Aggregate Bond Index for the periods ending December 31, 2004. The returns of the Clover Capital Fixed Income composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                   CLOVER CAPITAL   LEHMAN
                                   FIXED INCOME     AGGREGATE BOND
                                   COMPOSITE (%)    INDEX (%)
                                   --------------   --------------
    1 Year Annual Return                     3.70             4.30
    3 Year Average Annual Return             5.40             6.20
    5 Year Average Annual Return             7.30             7.70
    10 Year Average Annual Return            7.40             7.70

ANNUAL RETURNS - 1994 TO 2004

                                   Clover Capital   Lehman
                                   Fixed Income     Aggregate Bond
                                   Composite (%)    Index (%)
                                   --------------   --------------
             2004                            4.10              0.34
             2003                            2.06              4.1
             2002                           10.57             10.3
             2001                            7.68              8.4
             2000                           12.84             11.6
             1999                           (1.57)            (0.8)
             1998                            7.76              8.7
             1997                           10.02              9.7
             1996                            4.89              3.6
             1995                           17.72             18.5
             1994                           (2.40)            (2.9)

This information is designed to demonstrate the historical track record of Clover Capital. It does not indicate how the Clover Capital Fixed Income Portfolio has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Clover Capital Fixed Income Composite includes accounts managed by Clover Capital that do not pay the same expenses that the Clover Capital Fixed Income Portfolio pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Clover Capital.

CLOVER CAPITAL INCOME PLUS COMPOSITE. The table below shows the returns for the Clover Capital Income Plus composite compared with the S&P 500 and the Lehman Aggregate Bond indices for the periods ending December 31, 2004. The returns of the Clover Capital Income Plus composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Indices assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                   CLOVER CAPITAL             LEHMAN
                                   INCOME PLUS      S&P 500   AGGREGATE
                                   COMPOSITE (%)    INDEX     BOND INDEX (%)
                                   --------------   -------   --------------
    1 Year Annual Return                    13.20     12.90             4.10
    3 Year Average Annual Return             5.30      2.70             5.90
    Since Inception*                         9.75     (3.10)            8.00

*May 1, 2000 to November 30, 2004.

ANNUAL RETURNS - 2001 TO 2003

               Clover Capital              Lehman
               Income Plus      S&P 500    Aggregate Bond
               Composite (%)    Index(%)   Index (%)
               --------------   --------   --------------
       2004             13.20      10.84             0.34
       2003             15.74      28.69             4.10
       2002             (7.96)    (22.10)           10.30
       2001              9.43     (11.88)            8.40

This information is designed to demonstrate the historical track record of Clover Capital. It does not indicate how the Clover Capital Income Plus Portfolio has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Clover Capital Income Plus Composite includes accounts managed by Clover Capital that do not pay the same expenses that the Clover Capital Income Plus Portfolio pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Clover Capital.

PORTFOLIO MANAGERS

The TIP Midcap Core Portfolio is managed by the team of Thomas DiBella and Kenneth Gainey. The TIP Midcap Growth Portfolio is managed by the team of Christopher K. McHugh, Bill McVail and Robert E. Turner. The Sands Capital Institutional Growth Portfolio is managed by the team of Frank Sands, Sr., Frank Sands, Jr., and David Levanson. The Clover Capital Small Cap Value Portfolio is managed by Michael Jones and Lawrence Creatura. The Clover Capital Fixed Income Portfolio is managed by a committee led by Richard Huxley and Joseph Cerqua. The Clover Capital Income Plus Portfolio is managed by Michael Jones, Lawrence Creatura, and Paul Spindler. The background of each manager is set forth below.

Thomas DiBella, member of the management team for the Midcap Core Portfolio. Thomas DiBella, CFA, CPA, Senior Portfolio Manager, joined TIP in March 2002, as a founding member of one of its affiliates, Turner Investment Management, LLC. Previously, Mr. DiBella was Vice President and Portfolio Manager with Aeltus Investment Management. He has 19 years of investment experience.

Christopher K. McHugh, lead manager for the Midcap Growth Portfolio. Christopher
K. McHugh, Senior Portfolio Manager, joined TIP in 1990. Previously, Mr. McHugh was a Performance Specialist with Provident Capital Management. He has 16 years of investment experience.

Bill McVail, member of the management team for the Midcap Growth Portfolio. Bill McVail, CFA, Senior Portfolio Manager, joined TIP in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has 15 years of investment experience.

Kenneth Gainey, member of the management team for the Midcap Core Portfolio. Kenneth Gainey, CFA, Senior Portfolio Manager, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. Previously, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./Aetna Financial Services. He has 11 years of investment experience.

Robert E. Turner, member of the management team for the Midcap Growth Portfolio. Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded TIP in 1990. Previously, he was Senior Investment Manager with Meridian Investment Company. He has 21 years of investment experience.

Frank M. Sands, Jr., member of the management team for the Sands Capital Institutional Growth Portfolio. Frank M. Sands, Jr., CFA, Senior Vice President, Director of Research joined Sands Capital Management in June 2000. Previously, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from 1994 to 2000. He has 10 years of investment experience.

Frank M. Sands, Sr., member of the management team for the Sands Capital Institutional Growth Portfolio. Frank M. Sands, Sr., CFA, President, co-founded Sands Capital in 1992. He has 31 years of investment experience.

David E. Levanson, member of the management team for the Sands Capital Institutional Growth Portfolio. David E. Levanson, CFA, Research Analyst and Portfolio Manager, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003, and a Research Analyst with State Street Research & Management from 1996 to 1999. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has 14 years of investment experience.

Joseph P. Cerqua, lead member of the management team for the Clover Capital Fixed Income Portfolio. Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. Prior to 1995, he was a retail manager with Lechmere, Inc. He has over 8 years of investment experience.

Lawrence R. Creatura, lead member of the management team for the Clover Capital Small Cap Value Portfolio, and member of the management team for the Clover Capital Income Plus Portfolio. Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. Prior to 1994, he was a Laser Systems Engineer/ Researcher for Laser Surge, Inc. He has 9 years of investment experience.

Richard J. Huxley, lead member of the management team for the Clover Capital Fixed Income Potrfolio. Richard J. Huxley joined Clover Capital in 1986 and is the Executive Vice President and Fixed Income Manager for Clover. He has over 23 years of investment experience.

Michael E. Jones, lead member of the management team for the Clover Capital Small Cap Value Portfolio and member of the management team for the Clover Capital Income Plus Portfolio. Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Managing Director. He has over 24 years of investment experience.

Paul W. Spindler, member of the management team for the Clover Capital Income Plus Portfolio. Paul W. Spindler, CFA, joined Clover Capital in 1998 and is a Vice President of Investments. He has over 13 years of investment experience.

PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

INVESTING IN THE PORTFOLIOS

Each Portfolio has minimum investment amount. TIP Midcap Core and TIP Midcap Growth Portfolios $50,000. The Sands Capital Institutional Growth Portfolio has a minimum of $1 million; in the case of accounts associated with a single advisory or brokerage firm, each underlying client must invest at least $100,000. The Clover Capital Institutional Small Cap Value and Clover Capital Institutional Income Plus Portfolios have minimum initial of $250,000; in the case of an omnibus account, each underlying client account must at least $100,000. The Clover Capital Institutional Fixed Income Portfolio has a minimum initial investment of $100,000; in the case of an omnibus account, each underlying client account must be for at least $25,000. For all Portfolios, additional subscriptions must be at least $25,000.

Note: These minimum criteria are not applicable to investments by employees and benefit plans covering employees of the Sub-Advisers.

The Trust, in its sole discretion, may accept or reject any investment in the Portfolios and may waive minimum purchase requirements.

All purchase orders on a given day must be received by the Trust's transfer agent ("Transfer Agent") by the close of the New York Stock Exchange (NYSE), typically 4:00 PM (Eastern Time) in order to receive that day's NAV. Purchase orders received after the close of the NYSE will be executed at the net asset value (NAV) determined on the next business day.

The Transfer Agent will only accept purchase or exchange requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Trust may telephone you to verify information you have provided. If you do not provide the required information, or if the Trust's representatives are unable to verify your identity, the Trust reserves the right to not open or close your account or take such other steps as we deem reasonable.

Addresses for sending new account application and correspondence

        Until 2/18/05

        By Mail to:                               By Overnight Courier to:
        Constellation Institutional Portfolios    Constellation Institutional Portfolios
        c/o PFPC Institutional Operations         c/o PFPC Institutional Operations
        P.O. Box 8950                             400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899                      Wilmington, DE 19899

        After 2/18/05

        By Mail to:                               By Overnight Courier to:
        Constellation Institutional Portfolios    Constellation Institutional Portfolios
        c/o PFPF Inc.                             c/o PFPC Inc.,
        P.O. Box XXXX                             760 Moore Road
        Providence, RI 02940                      King of Prussia, PA 19406-1212

The Transfer Agent can accept purchases only in U.S. dollars drawn on U.S. banks. Until February 23, 2005 all purchases must be made by wiring funds. Wires must be sent according to the following instructions:

        PNC Bank, Philadelphia, PA
        ABA #031000053
        A/C 86-1497-3639
        RE: Constellation Institutional Portfolios

        REF: Name of Portfolio
        FBO: [Shareholder Name and Accoutn Number]

On and after February 23, 2005, the Transfer Agent can accept checks, but not cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). Your check must be made payable to Constellation Institutional Portfolios.

You may also purchase shares through a broker or other intermediary who may charge a fee for their services.

FOREIGN INVESTORS

The Portfolio does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Portfolio subject to the satisfaction of enhanced due diligence. Please contact the Investor Services Team, at 1-800-304-2459, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, you will be required to provide your name, street address, date of birth, social security number, and other information that will allow the Trust to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Portfolio is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Trust shall have no obligation regarding the terms of these document.

The Trust or its agent will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Portfolio is unable to obtain this information within a time period established in its sole discretion, which may change from time to time, it will reject your application or close your account at the then-current day's NAV (less any applicable sales charges) and remit proceeds to you via check.

Upon the Transfer Agent's receipt of your application in good order, your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in good order (less any applicable sales charges).

However, the Trust reserves the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if the Transfer Agent is unable to verify your identity. The Transfer Agent or other representatives of the Trust will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Trust further reserves the right to hold your proceeds until your check for the purchase of Portfolio shares clears the bank, which may take up to 15 days from the date of purchase. Because your purchase price may be different from the price upon redemption, you may be subject to a gain or loss on Portfolio shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Portfolios' overall obligation to deter money laundering under Federal law. The Portfolios have adopted an Anti-Money Laundering Compliance Program designed to prevent the Portfolios from being used for money laundering or the financing of terrorist activities. In this regard, the Portfolios reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. The Portfolios will take these actions when, in the sole discretion of Portfolio management, they are deemed to be in the best interest of the Portfolios or when the Portfolios are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

HOW SHARE PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order. NAV for one share is the value of that share's portion of the net assets of the Portfolio. The Portfolios calculate their NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). A Business Day is any day on which the NYSE is open for trading. In the event that a Portfolio owns a foreign security, the Portfolio would generally value the foreign security as of the close of the security's primary market.

In calculating NAV, the Portfolios generally value their securities at market price. If market prices are unavailable or the Manager, the applicable Sub-Adviser, or their respective agents believe that they are unreliable, Portfolio management may determine a fair value price in good faith using methods approved by the Board of Trustees. The Portfolios will not calculate NAV on days on which the NYSE is closed for trading.

If a Portfolio uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities. While the use of fair value pricing is intended to result in an NAV calculation that fairly reflects security values as of the time of pricing, fair values determined pursuant to the

Portfolios' procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

    o With respect to Portfolio investments in the stocks of U.S. companies that are traded on U.S. exchanges, the TIP Midcap Core, TIP Midcap Growth, Sands Capital Institutional Growth, Clover Capital Institutional Small Cap Value, and Clover Capital Institutional Income Plus Portfolios expect that there would be limited circumstances in which the Portfolios would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Portfolio calculated its NAV.

    o When valuing fixed income securities with remaining maturities of more than 60 days, the Clover Capital Institutional Fixed Income and Clover Capital Institutional Income Plus Portfolios use the value of the security provided by pricing services, and these values may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining securities of 60 days or less, the Portfolios use the security's amortized cost. Amortized costs and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

SELLING PORTFOLIO SHARES

You may sell your shares on any Business Day by contacting the Trust directly by mail or by telephone if you selected telephone privileges when you opened your account. All redemption orders received by the Trust in good order by the close of the NYSE will receive that day's NAV, and any requests received after that time will receive the NAV determined on the next Business Day.

    o By Mail - If you wish to redeem shares of the Portfolios, you should send a letter addressed as follows:

        Until 2/18/05

        By Mail to:                               By Overnight Courier to:
        Constellation Institutional Portfolios    Constellation Institutional Portfolios
        c/o PFPC Institutional Operations         c/o PFPC Institutional Operations
        P.O. Box 8950                             400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899                      Wilmington, DE 19899

        After 2/18/05

        By Mail to:                               By Overnight Courier to:
        Constellation Institutional Portfolios    Constellation Institutional Portfolios
        c/o PFPF Inc.                             c/o PFPC Inc.,
        P.O. Box XXXX                             760 Moore Road
        Providence, RI 02940                      King of Prussia, PA 19406-1212

The letter must include your name, the name of the Portfolio and account number and the amount of your request. All owners of the account must sign the letter. Until February 21, 2005, all proceeds will be wired to your pre-designated bank account. After February 21, 2005, the option of receiving proceeds by check sent to the address of record will be available as well.

    o By Phone - When completing the account application you may establish telephone redemption privileges. If you take advantage of this privilege you will be able to redeem shares of the Portfolios by calling 1-800-304-2459 and speaking to one of our representatives.

REDEMPTIONS IN KIND

While the Portfolios generally pay sale (redemption) proceeds in cash, the Portfolios reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (called redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold. Redemptions in kind will be made when the Board determines that it would be detrimental to a Portfolio to make payment in cash.

RECEIVING YOUR MONEY

Normally, the Portfolios will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or after February 21, 2005, they can be sent to you by check. In addition, if you are selling Portfolio shares which were recently purchased by check, the Trust reserves the right to hold your proceeds until your check for the purchase of the shares clears the bank, which may take up to 15 days from the date of purchase.

MARKET TIMING POLICIES AND PROCEDURES

The Portfolios are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Portfolios may present risks to the Portfolios' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Portfolios' investment strategies, triggering the recognition of taxable gains and losses on the sale of Portfolio investments, requiring the Portfolios to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Portfolios do not accommodate frequent trading by shareholders, and the Portfolios' service providers will take steps to detect and deter frequent trading by shareholders pursuant to the Portfolios' policies and procedures described in this prospectus and approved by the Portfolios' Board of Trustees. For purposes of applying these policies, the Portfolios' service providers will consider the trading history of accounts under common ownership or control. Portfolios' policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of a Portfolio per calendar year. If a shareholder exceeds this amount, the Portfolio and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Portfolios define a round trip as a redemption (exchange) out of a Portfolio followed by a purchase (exchange) back into the Portfolio.

    o The Portfolios reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Portfolio or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Portfolios and/or their service providers seek to apply these policies to the best of their abilities in a manner they believe is consistent with the interests of the Portfolios' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Portfolios will occur, particularly with respect to trades placed by shareholders that invest in the Portfolios through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Portfolios' and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Portfolios cannot assure that these policies will be enforced with regard to those Portfolio shares held through such omnibus arrangements (which may represent a majority of Portfolio shares), and as a result frequent trading could adversely affect the Portfolios and their long-term shareholders as discussed above.

REDEMPTION FEES

Sales or exchanges out of the Portfolios are not currently subject to a redemption fee, but may be subject to a redemption fee of up to 2% in the future. The Portfolios will provide notice to shareholders before they implement any redemption fee. Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Portfolio. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Portfolios. In calculating whether a sale of Portfolio shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

EXCHANGING PORTFOLIO SHARES

When you exchange shares, you are selling your shares and buying other Portfolio shares. Your sale price and purchase price will be based on the NAV next calculated after the Transfer Agent receives your exchange request. In order to exchange shares of one Portfolio for shares of another Portfolio, the account registration for the new account must be identical to the old account. Otherwise you will be required to complete and sign an additional New Account Application.

The Portfolios may change or cancel the exchange privilege at any time upon 60 days' prior notice. You may exchange your shares on any Business Day by calling the Portfolios at 1-800-304-2459.

TELEPHONE TRANSACTIONS

If you elect to have telephone privileges, you may redeem or exchange shares by telephone. While we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we will not be responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Portfolios may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Statement of Additional Information.

DISTRIBUTION OF PORTFOLIO SHARES

Constellation Investment Distribution Company, Inc. (the "Distributor"), a registered broker-dealer, is the principal underwriter of the Portfolios. The Distributor is an affiliate of CIMCO, and receives no compensation for distributing shares of the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Sands Capital Institutional Growth, Clover Capital Small Cap Value and Clover Capital Income Plus Portfolios distribute their income, if any, quarterly as a dividend to shareholders. The TIP Midcap Core and TIP Midcap Growth Portfolios distribute their income annually. The Clover Capital Fixed Income Fund declares its investment income daily and distributes it monthly as a dividend to shareholders. The Portfolios distribute capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To make or change your election, simply send the Trust written notice.

FEDERAL INCOME TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Portfolios may be taxable whether or not you reinvest them or take them in cash. The Portfolios' net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates, except to the extent they are designated as qualified dividend income. Dividends that the Portfolios designate as dividend income are eligible for the reduced maximum rate to the individuals of 15% (5% for individuals in lower brackets). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Portfolio. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income will cease to apply to taxable years beginning after December 31, 2008.

Each sale or exchange of Portfolio shares may be a taxable event. For tax purposes, an exchange of Portfolio shares for shares of another Portfolio is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, and generally will be treated as long term if you held the shares for longer.

If you are investing through a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain deductions until you begin receiving your distributions from your retirement account.

For a more complete discussion of the federal income tax consequences of investing in the Portfolio, see the Statement of Additional Information.

INVESTOR INQUIRIES

Investor inquiries should be addressed to Constellation Institutional Portfolios, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312, or you may call 1-800-304-2459.

CONSTELLATION INSTITUTIONAL PORTFOLIOS FINANCIAL HIGHLIGHTS

Financial highlight information for the TIP Midcap Core Portfolio for the fiscal year ended December 31, 2003 and the interim period ended June 30, 2004 are included in the Trust's most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders, respectively, and are incorporated into this Prospectus by reference.

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated January 12, 2005, includes detailed information about the Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-304-2459

BY MAIL: WRITE TO CONSTELLATION INSTITUTIONAL PORTFOLIOS AT: 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312

BY INTERNET: http://www.constellationfundsgroup.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Institutional Portfolios, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-21113.

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                            TIP MIDCAP CORE PORTFOLIO
                           TIP MIDCAP GROWTH PORTFOLIO
                  SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO
             CLOVER CAPITAL INSTITUTIONAL SMALL CAP VALUE PORTFOLIO
               CLOVER CAPITAL INSTITUTIONAL FIXED INCOME PORTFOLIO
               CLOVER CAPITAL INSTITUTIONAL INCOME PLUS PORTFOLIO

                                JANUARY 12, 2005

                               INVESTMENT MANAGER:
                CONSTELLATION INVESTMENT MANAGEMENT COMPANY, INC.

This Statement of Additional Information is not a prospectus and relates only to the TIP Midcap Core, TIP Midcap Growth, Sands Capital Institutional Growth Portfolios, Clover Capital Institutional Small Cap Value, Clover Capital Institutional Fixed Income, and Clover Capital Institutional Income Plus Portfolios (the "Portfolios"). It is intended to provide additional information regarding the activities and operations of the Portfolios, each of which is a series of Constellation Institutional Portfolios (the "Trust"), and should be read in conjunction with the Portfolio's Prospectus dated January 12, 2005. The Prospectus may be obtained without charge by calling 1-866-242-5742.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Trust.................................................................. B-3

Investment Objectives...................................................... B-3

Description of Permitted Investments and Risk Factors...................... B-13

Investment Limitations..................................................... B-15

Management of the Portfolios............................................... B-20

The Investment Manager..................................................... B-25

Computation of Yield and Total Return...................................... B-25

Purchase and Redemption of Shares.......................................... B-26

Determination of Net Asset Value........................................... B-27

Taxes    .................................................................. B-30

ERISA Considerations....................................................... B-31

Portfolio Transactions..................................................... B-35

Voting   .................................................................. B-36

Description of Shares...................................................... B-36

Limitation of Trustees' Liability.......................................... B-36

Code of Ethics............................................................. B-36

Control Persons and Principal Shareholders................................. B-37

Financial Statements....................................................... B-38

Description of Corporate Bond Ratings...................................... B-39

Appendix A

THE TRUST

This Statement of Additional Information relates only to the Portfolios of the Trust. The Trust is an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated May 30, 2002 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Portfolios. Each Portfolio is a separate mutual fund and each share of each Portfolio represents an equal proportionate interest in that Portfolio.

Constellation Investment Management Company, Inc. ("CIMCO" or "Investment Manager") serves as the adviser for each Portfolio. Turner Investment Partners, Inc. ("TIP") serves as the sub-adviser to the Midcap Core and Midcap Growth Portfolios, Sands Capital Management, Inc. ("Sands Capital") serves as the sub-adviser to the Sands Capital Institutional Growth Portfolio, and Clover Capital Management, Inc. ("Clover Capital") serves as sub-adviser to the Clover Capital Small Cap Value, Clover Capital Fixed Income and Clover Capital Income Plus Portfolios. TIP, Sands Capital, and Clover Capital are each a "Sub-Adviser," and together are "Sub-Advisers." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Portfolio's principal strategy and principal risks are described in the Prospectus. Each Portfolio may also invest in each of the investments listed below or engage in each of the investment techniques listed below unless otherwise indicated.

BORROWING

The Portfolios may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. A Portfolio may borrow more than 5% of its total assets from a bank provided that if borrowings exceed 5%, the Portfolio maintains assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the Portfolio's other assets. This means that a Portfolio may borrow up to one-half (50%) the value of its total assets, including the amount borrowed. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the return on the Portfolio's portfolio. Although the principal of any borrowing will be fixed, a Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolios may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Portfolios will be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. The Clover Capital Income Plus Portfolio invests in convertible securities as part of its principal investment strategy.

DEPOSITARY RECEIPTS ("RECEIPTS")

Receipts are securities, typically issued by a financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs")), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. The TIP Midcap Core Portfolio, TIP Midcap Growth Portfolio, Sands Capital Institutional Growth Portfolio, and Clover Capital Institutional Small Cap Value Portfolio each invests in common stocks as part of its principal investment strategy. The Clover Capital Institutional Income Plus Portfolio invests in common stocks, preferred stocks and convertible securities as part of its principal investment strategy.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges. In addition, a Portfolio will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets and that such contracts do not exceed 15% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a

Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

In order to avoid leveraging and related risks, when a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Clover Capital Institutional Income Plus Portfolio invests in futures contracts and options on futures contracts as part of its principal investment strategy.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

In addition, the Portfolios believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolios' capital appreciation potential. To the extent these investments are deemed illiquid, the Portfolios' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Portfolios' Investment Manager based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Each Portfolio may invest in an IPO, a corporation's first offering of stock to the public. Because IPO shares frequently are volatile in price, the Portfolio may hold IPO shares for a very short period of time. This may increase the turnover of the Portfolio's portfolio and may lead to increased expenses to a Portfolio, such as commissions and transaction costs. By selling shares, the Portfolio may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

LEVERAGING

Leveraging a Portfolio creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Portfolio's shares and in the yield on the Portfolio's portfolio. Although the principal of such borrowings will be fixed, a Portfolio's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Portfolio that could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Portfolio will have to pay, the Portfolio's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Portfolios' Custodian imposes a practical limit on the leverage these transactions create.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option written by a Portfolio is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Portfolio is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Portfolio will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Portfolio and where the transactions are appropriate to reduce the Portfolio's interest rate risks. There can be no assurance that hedging transactions will be successful. A Portfolio also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Portfolio's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Clover Capital Institutional Income Plus Portfolio invests in options as part of its principal investment strategy.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Investment Manager's or Sub-Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio. The repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Investment Manager or Sub-Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the Portfolios' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amount to 15% or more of the Portfolio's net assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

SECURITIES LENDING

In order to generate supplemental income, a Portfolio may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The TIP Midcap Core, TIP Midcap Growth, Sands Capital Institutional Growth and Clover Capital Institutional Small Cap Value Portfolios, which do not otherwise seek "income" as part of their respective investment objectives, may engage in securities lending activities.

SHORT SALES

Each Portfolios may engage in short sales transactions under which the Portfolio sells a security it does not own. To complete such a transaction, the Portfolio must borrow or otherwise obtain the security to make delivery to the buyer. The Portfolio then is obligated to replace the security to close out the short sale by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The Portfolio may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Portfolio's short position.

Each Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold at no additional cost

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the U.S. or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality. The Clover Capital Institutional Fixed Income Portfolio invests in U.S. government agency obligations as part of its principal investment strategy.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States. The Clover Capital Institutional Fixed Income Portfolio invests in U.S. government securities as part of its principal investment strategy.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). The Clover Capital Institutional Fixed Income Portfolio invests in U.S. Treasury obligations as part of its principal investment strategy.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. The Clover Capital Institutional Fixed Income Portfolio invests in variable and floating rate instruments as part of its principal investment strategy.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio that cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of industries.

2.  Issue senior securities.

3. Underwrite securities of other issuers, except insofar as a Portfolio may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Portfolio's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that each Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. With respect to 75% of the Portfolio's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This policy does not apply to the Sands Capital Institutional Growth Portfolio

8. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

Except as otherwise indicated, the Portfolios' investment policies and restrictions, including those described in "Description of Permitted Investments and Risks" are not fundamental and may be changed without a vote of shareholders.

Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Portfolio's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Investment Manager will not cause a Portfolio to make loans to, or to receive loans from, the Investment Manager or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law. The Portfolios may effect brokerage transactions, if any, through the affiliates of the Investment Manager, in accordance with the requirements of the Investment Company Act.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Portfolio and may be changed with respect to a Portfolio by the Board of Trustees.

No Portfolio may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Portfolio's assets) permitted by the Portfolio's fundamental limitation on borrowing, as described above.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or consistent with the asset segregation requirements discussed above.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.  Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Portfolio's total assets.

MANAGEMENT OF THE PORTFOLIOS

The Board of Trustees provides broad oversight over the affairs of the Trust. The day-to-day affairs of the Trust and Portfolios are managed by the Investment Manager, subject to the ultimate supervision of and any policies established by the Board of Trustees, and pursuant to the terms of the Declaration of Trust and the Advisory Agreement.

BOARD OF TRUSTEES. The Board of Trustees has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.

Members of the Board of Trustees are not required to contribute to the capital of a Portfolio or hold shares of a Portfolio. A majority of the Board of Trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust (collectively, the "Independent Trustees") and perform the same functions for the Trust as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

                                               TERM OF              PRINCIPAL                   OTHER
                            POSITION(S)       OFFICE AND          OCCUPATION(S)             DIRECTORSHIPS/
                            HELD WITH         LENGTH OF           DURING PAST 5           TRUSTEESHIPS HELD
    NAME AND AGE              TRUST           TIME SERVED             YEARS                  BY TRUSTEE
---------------------    ----------------   --------------   ------------------------   ---------------------
John H. Grady, 43        Interested               N/A        President and Chief        Constellation Funds,
                         Trustee;                            Executive Officer of       Berwyn, PA
                         President of the                    Constellation
                         Trust since 2004                    Investment Management
                                                             Company, LP General
                                                             Counsel and Chief Legal
                                                             Officer,  Turner
                                                             Investment Partners,
                                                             Inc.; President, Chief
                                                             Operating Officer,
                                                             Turner Investment
                                                             Distributors, Inc.;
                                                             previously, Partner,
                                                             Morgan, Lewis & Bockius
                                                             LLP.

Ronald W. Filante, 57    Independent          N/A; Since     Associate Professor of     Constellation Funds,
                         Trustee               Trust's       Finance, Pace              Berwyn, PA
                                              inception      University.

                                               TERM OF              PRINCIPAL                   OTHER
                            POSITION(S)       OFFICE AND          OCCUPATION(S)             DIRECTORSHIPS/
                            HELD WITH         LENGTH OF           DURING PAST 5           TRUSTEESHIPS HELD
    NAME AND AGE              TRUST           TIME SERVED             YEARS                  BY TRUSTEE
---------------------    ----------------   --------------   ------------------------   ---------------------
Alfred C. Salvato, 45    Independent        N/A; served as   Treasurer, Thomas          Turner Funds, Berwyn,
                         Trustee             Trustee since   Jefferson University       PA; Constellation
                                                 2003        Health Care Pension Fund   Funds, Berwyn, PA

Janet F. Sansone, 57     Independent          N/A; served    Self-employed              Turner Funds, Berwyn,
                         Trustee              as Trustee     consultant since 1999;     PA; Constellation
                                              since  2003    previously Senior Vice     Funds, Berwyn, PA
                                                             President of Human
                                                             Resources of Frontier
                                                             Corporation

The Board of Trustees has overall responsibility for the management and supervision of the operations of the Trust. The initial Trustees serving on the Board of Trustees have been elected by the organizational shareholder of the Trust (who is affiliated with the Investment Manager). Any vacancy in the position of Trustee may be filled by the remaining Trustees, or, if required by the Investment Company Act, by vote of a plurality of the vote at a meeting of the shareholders at which a quorum of shareholders is present in person or by proxy.

The Trustees serve on the Board of Trustees for terms of indefinite duration. A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days' prior written notice to the other Trustees, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or by vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. The Trustees will render assistance to shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

The Declaration of Trust provides that a Trustee's responsibilities shall terminate if the Trustee (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Trustee (upon not less than 90 days' prior written notice to the other Trustees); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Trustee of the Trust under law. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Trustees not subject to the removal vote or (b) the vote or written consent of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders.

The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such the Trustee's office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

BOARD STANDING COMMITTEES. The Board of Trustees has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee will meet periodically, as necessary.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Trustee and various officers and representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee will meet periodically, as necessary.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will meet periodically, as necessary. The Nominating Committee will accept nominations from security holders.

PORTFOLIO SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Portfolios as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the

Securities Exchange Act of 1934 ("1934 Act").

                                                       AGGREGATE DOLLAR RANGE OF
                                                       SHARES IN ALL REGISTERED
                                                         INVESTMENT COMPANIES
                       DOLLAR RANGE OF PORTFOLIO     OVERSEEN BY TRUSTEE IN FAMILY
     NAME                       SHARES                  OF INVESTMENT COMPANIES
------------------   -----------------------------   -----------------------------
John Grady*                     $   0                           $   0
Ronald Filante**                $   0                           $   0
Alfred Salvato                  $   0                           $   0
Janet Sansone                   $   0                           $   0

* Mr. Grady is considered an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Grady is the Chief Executive Officer and President of CIMCO, and owns a controlling interest in CIMCO.
** Mr. Filante was not a Trustee as of the end of the most recently completed calendar year. He was elected Trustee in March 2004.

OWNERSHIP IN SECURITIES OF CIMCO AND RELATED COMPANIES.

As reported to the Trust, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Portfolios.

                                                                   VALUE OF      PERCENT OF
                      OWNER AND                                  SECURITIES ON   CLASS ON AN
                    RELATIONSHIP                    TITLE OF      AN AGGREGATE   AGGREGATE
TRUSTEE              TO  TRUSTEE     COMPANY         CLASS          BASIS          BASIS
-----------------   ------------   ------------   ------------   -------------  ------------
Ronald Filante*                    None
Alfred C. Salvato                  None
Janet F. Sansone                   None

* Mr. Filante was not a Trustee as of the end of the most recently completed calendar year. He was elected Trustee in March 2004.

The following table sets forth the compensation paid to the current Independent Trustees by the Trust during the last fiscal year.

                               AGGREGATE                               TOTAL COMPENSATION
                              COMPENSATION           PENSION OR          FROM TRUST AND        ESTIMATED
                           FROM THE TRUST FOR        RETIREMENT        FUND COMPLEX PAID        ANNUAL
                             THE FISCAL YEAR      BENEFITS ACCRUED     TO TRUSTEES FOR THE     BENEFITS
NAME AND POSITION WITH       ENDED DECEMBER       AS PART OF TRUST     FISCAL YEAR ENDED         UPON
     TRUST                       31, 2003            EXPENSES           DECEMBER 31, 2003     RETIREMENT
----------------------   ----------------------   ----------------   ----------------------   -----------
Alfred C. Salvato           $          1,000             N/A             $         1,000           N/A
Janet F. Sansone            $          1,000             N/A             $         1,000           N/A
Ronald Filante*                          N/A             N/A                         N/A           N/A
John Connors**              $          4,500             N/A             $         4,500           N/A

** Mr. Filante was not a Trustee as of the end of the most recently completed calendar year. She was elected Trustee in March 2004.
** Mr. Connors resigned from the Board of Trustees effective January 27, 2004.

The Independent Trustees are each paid a retainer fee by the Trust of $1,000 per quarter and per meeting fees of $500 per quarterly meeting attended in person, or $250 in the case of telephonic meetings. The other Trustees receive no annual or other fees from the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

TRUST OFFICERS. Set forth below are the names, dates of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. None of the Officers receive compensation from the Trust for their services.

                                            TERM OF
                          POSITION(S)      OFFICE AND
                          HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST
    NAME AND AGE            TRUST          TIME SERVED                  5 YEARS
----------------------  --------------   --------------   -------------------------------------
John H. Grady, 43         President        N/A; Less      President and Chief Executive Officer
                                           than 1 year    of Constellation Investment
                                                          Management Company, LP; General
                                                          Counsel and Chief Legal Officer,
                                                          Turner Investment Partners, Inc.;
                                                          President, Chief Operating Officer,
                                                          Turner Investment Distributors, Inc.;
                                                          previously, Partner, Morgan, Lewis &
                                                          Bockius LLP.

John Canning, 33        Vice President     N/A; Less      Vice President and Managing Director,
                        and Secretary      1 year         Fund Administration of Constellation
                                                          Investment Management Company, LP;
                                                          Sub-Advisory Institutional Service
                                                          Product Manager, Turner Investment
                                                          Partners, Inc.; previously, Transfer
                                                          Agent Manager, Pilgrim Baxter and
                                                          Associates (an investment adviser);
                                                          Portfolio Implementation Analyst, SEI
                                                          Investments.

Rami Livelsberger, 29   Vice President    N/A; Less       Vice President, Fund Governance of
                        and Assistant     than 1 year     Constellation Investment Management
                          Secretary                       Company, LP; previously, Compliance
                                                          Officer, Legal Assistant, Turner
                                                          Investment Partners, Inc., Legal
                                                          Assistant, Morgan, Lewis & Bockius,
                                                          LLP.

Antoinette Robbins, 41  Vice President    N/A; Less       Vice President and Corporate Counsel
                                          than 1 year     of Constellation Investment

                                            TERM OF
                          POSITION(S)      OFFICE AND
                          HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST
    NAME AND AGE            TRUST          TIME SERVED                  5 YEARS
----------------------  --------------   --------------   -------------------------------------
                                                          Management Company, LP; Director of
                                                          Compliance, Turner Investment
                                                          Partners, Inc.; previously, Senior
                                                          Gift Planning Officer, American Civil
                                                          Liberties Union, 2001-2002; Assistant
                                                          Vice President and Counsel, Equitable
                                                          Life Assurance Society of the United
                                                          States.

Saeed Franklin, 29      Vice President    N/A; Less       Vice President, Fund Administration
                                          than 1 year     of Constellation Investment
                                                          Management Company, LP; previously,
                                                          Performance Analyst, Turner
                                                          Investment Partners, Inc.;
                                                          Performance Analyst, ING Variable
                                                          Annuities (an insurance company);
                                                          Senior Fund Accountant, Bank of New
                                                          York (an investment bank); Fund
                                                          Accountant, PFPC Inc. (an investment
                                                          management company)

Hans Specht, 34         Chief             NA/Less than    Vice President of Constellation
                        Financial         1 Year          Investment Management Company, LP;
                        Officer                           previously, Director of Finance,
                                                          Turner Investment Partners, Inc.

* Mr. Grady is considered an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Grady is the Chief Executive Officer and President of CIMCO, and owns a controlling interest in CIMCO.

THE INVESTMENT MANAGER

CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in May, 2000. John H. Grady is the President and Chief Executive Officer of CIMCO, and is the controlling shareholder of CIMCO. As of September, 2004, CIMCO had discretionary management authority with respect to over $2.1 billion of assets.

CIMCO serves as the manager for the Portfolios under a written investment management agreement (the "Management Agreement"). Under the Management Agreement, CIMCO makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the Management Agreement, CIMCO also provides administrative services to the Trust, which include day-to-day administration of matters related to the corporate existence of the Trust, maintenance of records, preparation of reports, supervision of the Trust's arrangements with other service providers, and assistance in preparation of the Trust's registration statement under federal laws. CIMCO is responsible for compensating any third party engaged by CIMCO to provide services under its supervision and is also responsible for payment of fees of the Independent Trustees, custodian, independent public accountant, legal counsel (excluding costs in connection with certain litigation or administrative actions), or transfer and dividend disbursing agent.

Pursuant to the Management Agreement, each Portfolio pays CIMCO a unified fee for providing advisory and administrative services, payable monthly equal to the following percentage of such Portfolio's average daily net assets on an annual basis:

         Midcap Core Portfolio                                  0.90%
         Midcap Growth Portfolio                                0.85%
         Sands Capital Institutional Growth Portfolio           0.78%
         Clover Capital Small Cap Value Portfolio               0.95%
         Clover Capital Fixed Income Portfolio                  0.45%
         Clover Capital Income Plus Portfolio                   0.95%

The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

CIMCO has contractually agreed to reduce the unified management fee to 0.80% for the Midcap Growth Portfolio until February 28, 2005. CIMCO may discontinue this arrangement at any time after February 28, 2005.

THE SUB-ADVISERS

TIP, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of TIP. As of December 31, 2003, TIP had discretionary management authority with respect to approximately $12 billion of assets. TIP serves as the sub-adviser for the Midcap Core and Midcap Growth Portfolios under a written investment sub-advisory agreement (the "TIP Sub-Advisory Agreement"). In addition to providing the sub-advisory services to the Portfolios, TIP has provided investment advisory services to investment companies since 1992.

For its services as investment Sub-Adviser to the Portfolios, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the daily net assets of each Equity Portfolio, as follows:

         MidCap Core Portfolio                                0.45%
         MidCap Growth Portfolio                              0.45%

TIP has agreed to receive a fee of 0.40% of the daily net assets of the Midcap Growth Portfolio through February 28, 2005.

Sands Capital, located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, is a professional investment management firm, and is registered with the SEC as an investment adviser. Sands Capital serves as the sub-adviser to the Sands Capital Institutional Growth

Portfolio under a written sub-advisory agreement. As a sub-adviser, Sands Capital makes investment decisions for the Portfolio and also ensures compliance with the Portfolio's investment policies and guidelines. As of June 30, 2004, Sands Capital had approximately $8.5 billion in assets under management.

For its services as investment Sub-Adviser to the Portfolio, Sands Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the daily net assets of the Portfolio, as follows:

        Sands Capital Institutional Growth Portfolio   0.45%

Clover Capital, located at 11 Tobey Village Office Park, Pittsford, New York 14534, is a professional investment management firm, and is registered with the SEC as an investment adviser. Clover Capital was founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. As of June 30, 2004, Clover Capital had discretionary management authority with respect to approximately $2.2 billion of assets. In addition to providing sub-advisory services to the Portfolios mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

        Clover Capital Small Cap Value Portfolio       0.60% on the first $50 million
                                                       0.50% on assets over $50 million
        Clover Capital Fixed Income Portfolio          0.25% on the first $100 million
                                                       0.20% on assets over $100 million
        Clover Capital Income Plus Portfolio           0.60% on the first $25 million
                                                       0.55% on assets over $25 million

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

On January 29, 2004, the Board of Trustees held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment manager to the Portfolios, and whether to approve the respective sub-advisory agreements between CIMCO and each Sub-Adviser. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Portfolio service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Portfolios are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Portfolios' overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO's and the Sub-Advisers' profitability from their investment management-related operations; (h) CIMCO's and the Sub-Advisers' compliance systems; (i) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (k) the Portfolios' performance compared with similar funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Portfolio service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Portfolios they advise; and (c) agreed to approve the Agreements for an initial 2-year term.

On June 14, 2004 the Board of Trustees held a similar meeting to decide whether to approve the sub-advisory agreement between CIMCO and Sands Capital. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and Sands Capital. The Trustees used this information, as well as information that other Portfolio service providers submitted to the Board, to help them decide whether to approve the Advisory and Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and Sands Capital about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Portfolios are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Portfolios' overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO's and Sands Capital's profitability from their Portfolio-related operations; (h) CIMCO's and Sands Capital's compliance systems; (i) CIMCO's and Sands Capital's policies on and compliance procedures for personal securities transactions; (j) CIMCO's and Sands Capital's reputation, expertise and resources in domestic financial markets; and (k) the Portfolios' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and Sands Capital presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and Sands Capital's advisory and sub-advisory fees and other aspects of their respective agreements. Other Portfolio service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and Sands Capital's oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; (b) concluded that CIMCO's and Sands Capital's fees are reasonable in light of the services that they provide to the Portfolios they advise; and (c) agreed to renew the Agreements for another year.

OTHER SERVICE PROVIDERS

        Sub-Administrator, Transfer Agent and Dividend Paying Agent. PFPC, Inc. ("PFPC"), a Massachusetts corporation, serves as the sub-administrator for the Trust. It provides general management related services, including those relating to valuation of each Portfolio's assets. PFPC also acts as the Transfer Agent and Dividend Paying Agent for the Trust. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19808.

Distributor. Constellation Investment Distribution Company, Inc. (the "Distributor") acts as principal underwriter of the Trust. The Distributor is an affiliate of CIMCO, and its principal place of business is 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. The Distributor is not obligated to distribute a particular number of shares of the Portfolios and receives no compensation for serving as principal underwriter.

Custodian. PFPC Trust Company (the "Custodian"), a limited purpose trust company incorporated under the laws of Delaware, serves as the primary custodian of the Portfolios' assets, and may maintain custody of the Portfolios' assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) selected by the Investment Manager. Assets of the Portfolios are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19808.

Auditors and Legal Counsel.

KPMG LLP serves as the independent auditors of the Trust. Its principal business address is 1601 Market Street, Philadelphia PA 19103.

Morgan, Lewis & Bockius LLP, acts as legal counsel to the Trust. Its principal business address is 1701 Market Street, Philadelphia, Pennsylvania 19103.

FISCAL YEAR

Each Portfolio's fiscal year ends on December 31st.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Portfolio, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on Portfolio distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on Portfolio distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange (NYSE) is open for business. Currently, the days on which each Portfolio is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Portfolios' net asset value per share is computed once daily, Monday through Friday, as of the close of the NYSE, typically 4:00 p.m. Eastern Time except when the Portfolio is not open for business, days during which the Portfolio receives no purchase or redemption orders, and on days when the NYSE is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Portfolio for any period during which the NYSE, CIMCO, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued under the direction of the Administrator. The Administrator or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If market prices are unavailable or believed to be unreliable, the Administrator will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Portfolio shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Portfolio would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not discussed in the Portfolios' Prospectus. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Portfolio controls such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolios will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax. A Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid federal excise tax liability at a time when CIMCO or its Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

Distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Portfolio of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Portfolio). To the extent designated as such, all or a portion of these distributions may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. In order for the dividends received by a shareholder of a Portfolio to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio's shares.

A Portfolio will inform you of the amount of ordinary dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, a Portfolio may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Portfolio's shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).

This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

In light of the investment objectives of the Portfolios, other than the Midcap Core and Midcap Growth Portfolios, it is not anticipated that these Portfolios will designate significant distributions, if any, eligible for the corporate dividends-received deduction. Dividends paid by the Midcap Core and Midcap Growth Portfolios will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder which qualify for the dividends-received deduction may not be subject to the alternative minimum tax.

A Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to a Portfolio and/or defer a Portfolio's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Portfolio.

In the case of corporate shareholders, Portfolio distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Portfolio for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend for this purpose if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in a corporate shareholder's alternative minimum taxable income calculation.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate tax rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations). The board reserves the right not to maintain the qualification of a Portfolio as a RIC if it determines such course of action to be beneficial to shareholders.

If a Portfolio has fewer than 500 persons at any time during a calendar year, for federal income tax purposes, individuals and certain trusts and estates that hold shares in such Portfolio (directly or through a partnership, S corporation or grantor trust) will be treated as receiving an additional dividend equal to their share of certain Portfolio expenses that are treated as "miscellaneous itemized deductions" for federal income tax purposes (including, for example, custodian fees) and as having paid such expenses themselves. Because shareholders which are treated as receiving an additional dividend and as having paid such expenses may deduct such expenses in a taxable year only to the extent that their respective aggregate miscellaneous itemized deductions for the year exceed 2% of their respective adjusted gross income for the year, all or a portion of the above expenses may not be deductible for certain shareholders in certain taxable years.

In certain cases, the Portfolio will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

If any Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction. The Board reserves the right to terminate a Portfolio's election as a RIC if it determines such action to be in the best interest of such Portfolio's shareholders.

STATE TAXES

Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

ERISA CONSIDERATIONS

Prudence and Diversification. Before authorizing an investment in shares of a Portfolio, fiduciaries of a pension, profit sharing or other employee benefit plan subject to the Employee Income Security Act of 1974, as amended, ("ERISA Plans") should consider (i) whether the investment in such shares satisfies the prudence and diversification requirements of Section 404 of ERISA, (ii) whether such fiduciaries have authority to acquire such shares under the plan's investment policies and appropriate governing instruments (including Title I of ERISA) and (iii) whether the investment will result in unrelated business taxable income to the plan. If a fiduciary with respect to an ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Accordingly, the Board of Trustees requires all ERISA Plans proposing to invest in a Portfolio to represent, among other things, that: it, and any fiduciaries responsible for the Plan's investments are aware and understand the Portfolio's investment objective, policies and strategies; (ii) the decision to invest assets of the ERISA Plan in the Portfolio was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and
(iii) the fiduciary making the investment decision on behalf of the ERISA Plan met its fiduciary duties and obligations as imposed by ERISA in making the decision to invest assets of the ERISA Plan in the Portfolio.

Also, fiduciaries of an individual retirement account ("IRA"), a Keogh plan or other "plan" described in Section 4975(e)(1) of the Code that is not otherwise subject to Title I of ERISA (collectively "Tax-Qualified Plans"), should consider that a Tax-Qualified Plan may only make investments that are authorized by the appropriate governing instruments.

Because the Trust is registered as an investment company under the Investment Company Act, the underlying assets of a Portfolio should not be considered to be "plan assets" of any Plan investing in a Portfolio for purposes of the fiduciary rules under ERISA and the prohibited transaction rules under ERISA and the Code. Thus, neither the Board of Trustees nor any of its affiliates will be fiduciaries with respect to the Plans investing in a Portfolio based solely on the Board of Trustees' investment management of the Portfolio's assets.

Decision to Invest in Shares. Certain prospective Plan investors may currently maintain relationships (i.e., investment management, investment advisory or other services) with CIMCO (or an affiliate thereof). Each such affiliated person may be deemed to be a party in interest (or disqualified person) and/or a fiduciary with respect to such prospective Plan investor. Generally, ERISA prohibits (and the Code penalizes) the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) a Plan fiduciary for using its position to cause a Plan to make an investment from which the fiduciary or a third party in which the fiduciary has an interest would receive a fee or other consideration. Accordingly, fiduciaries of Plans will be required to represent that the decision to invest in a Portfolio was made by a fiduciary independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decisions and that they have not relied upon any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Portfolio.

In short, it is the responsibility of any fiduciary or other person with investment responsibilities over the assets of a Plan considering an investment in the shares of a Portfolio to see that the above factors have been carefully considered before making an investment. Moreover, because the provisions of ERISA and the related provisions of the Code are highly technical and subject to extensive and varying administrative and judicial interpretation and review, Plan fiduciaries considering an investment in a Portfolio should consult with their own counsel and advisors regarding the impact of ERISA and the related provisions of the Code.

PORTFOLIO TRANSACTIONS

CIMCO and each Sub-Adviser (each, an "Adviser") is authorized to select brokers and dealers to effect securities transactions for the Portfolios. Each Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While each Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. Each Adviser seeks to select brokers or dealers that offer a Portfolio best price and execution or other services that benefit the Portfolios.

Each Adviser may, consistent with the interests of the Portfolios, select brokers on the basis of the research services provided to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by an Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of an Adviser, a Portfolio or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of an Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

It is not the Portfolios' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may an Adviser directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions.

The Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended December 31, 2001, 2002 and 2003, each Portfolio's turnover rate were as follows:

                                                  PORTFOLIO TURNOVER RATE
                                                  ------------------------
                                                   2001     2002     2003
                                                  ------   ------   ------
Midcap Core                                            *        *      141%
Midcap Growth                                          *        *        *
Sands Capital Institutional Growth                     *        *        *
Clover Capital Small Cap Value                         *        *        *
Clover Capital Fixed Income                            *        *        *
Clover Capital Income Plus                             *        *        *

* Not in operation during the period.

The brokerage commissions paid by each Portfolio for the fiscal years ended December 31, 2001, 2002 and 2003 were as follows:

                                                  TOTAL DOLLAR AMOUNT OF BROKERAGE
                                                          COMMISSIONS PAID
                                                  ---------------------------------
                                                    2001        2002        2003
                                                  ---------   ---------   ---------
        Midcap Core                                       *           *   $   1,684
        Midcap Growth                                     *           *           *
        Sands Capital Institutional Growth                *           *           *
        Clover Capital Small Cap Value                    *           *           *
        Clover Capital Fixed Income                       *           *           *
        Clover Capital Income Plus                        *           *           *

        * Not in operation during the period.

The brokerage commissions paid by each Portfolio to the Distributor for the fiscal years ended December 31, 2001, 2002 and 2003 were as follows:

                                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                                  COMMISSIONS PAID TO THE DISTRIBUTOR
                                                  -----------------------------------
                                                     2001        2002         2003
                                                  ---------    ---------    ---------
        Midcap Core                                       *            *    $     904
        Midcap Growth                                     *            *            *
        Sands Capital Institutional Growth                *            *            *

                                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                                  COMMISSIONS PAID TO THE DISTRIBUTOR
                                                  -----------------------------------
                                                     2001        2002         2003
                                                  ---------    ---------    ---------
        Clover Capital Small Cap Value                    *            *            *
        Clover Capital Fixed Income                       *            *            *
        Clover Capital Income Plus                        *            *            *

        * Not in operation during the period.

For the fiscal year ended December 31, 2003, the percentage of brokerage commissions paid by each Portfolio to the Distributor, and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

                                                                    PERCENTAGE OF FUND
                                                 PERCENTAGE OF     TRANSACTIONS INVOLVING
                                             COMMISSIONS PAID TO   COMMISSION PAYMENTS TO
                                                 DISTRIBUTOR             DISTRIBUTOR
                                             -------------------   ----------------------
        Midcap Core                                  54%                     *
        Midcap Growth                                 *                      *
        Sands Capital Institutional Growth            *                      *
        Clover Capital Small Cap Value                *                      *
        Clover Capital Fixed Income                   *                      *
        Clover Capital Income Plus                    *                      *

        * Not in operation during the period.

The total amount of securities of Broker/Dealers held by each Portfolio for the fiscal year ended December 31, 2003 were as follows:

                                                                TOTAL AMOUNT OF
                                                              SECURITIES HELD BY
              FUND                    NAME OF BROKER/DEALER          FUND           TYPE OF SECURITY
-----------------------------------   ---------------------   ------------------    ----------------
Midcap Core                                    N/A                  $   0                 N/A
Midcap Growth                                    *                      *                   *
Sands Capital Institutional Growth               *                      *                   *
Clover Capital Small Cap Value                   *                      *                   *
Clover Capital Fixed Income                      *                      *                   *
Clover Capital Income Plus                       *                      *                   *

* Not in operation during the period.

PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Portfolios. In addition to the permitted disclosures described below, the Portfolios must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Portfolio will make available on a monthly basis information regarding month-end holdings, performance and related characteristics ("Portfolio Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Portfolios at 1-866-242-5742 or writing the Portfolios at 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. No person requesting Portfolio Information shall be permitted to gain access to such information in advance of other parties, nor shall access to such information be provided on an inequitable basis to any person or party.

The Portfolios' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Portfolio Information at differing times and with different lag times in instances where a Portfolio has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust anticipates that such recipients could include, but not be limited to, rating agencies and pension plan sponsors and/or their consultants. Whenever disclosure of Portfolio Information involves a conflict of interest between the interests of shareholders, on the one hand, and CIMCO, a Sub-Adviser, the Distributor or any affiliated person of the Portfolios, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent trustees approves such disclosure. In no event shall the CIMCO, a Sub-Adviser, the Distributor or any affiliated person of the Portfolios receive any direct or indirect compensation in connection with the disclosure of information about a Portfolio's portfolio holdings. The Board of Trustees will be informed of (i) any exceptions granted that were not previously approved by the Board, (ii) any issues arising relating to the portfolio holdings policies, and (iii) any material changes to the portfolio holdings policies, at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.

Currently, CIMCO has obtained, on behalf of the Portfolios, a confidentiality agreement from and has an arrangement to provide additional disclosure of Portfolio Information to Factset Research Systems Inc., which provides portfolio attribution services to CIMCO. In addition, the Portfolios' service providers, such as the Sub-Advisers, Custodian, Sub-Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Portfolios. Each service provider is required to keep such information confidential.

VOTING

Each share held entitles the shareholder of record to one vote for each whole share owned, and a proportional fractional vote for each fractional share owned. Shares issued by each Portfolio have no preemptive, conversion, or subscription rights. Each Portfolio, as a separate series of the Trust, votes separately on matters affecting only that Portfolio. Voting rights are not cumulative. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the affected Portfolio's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each Portfolio. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Portfolio. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of Portfolios. All consideration received by the Trust for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Portfolio), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Portfolio to CIMCO and its Sub-Adviser(s). Generally, the Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. If a Portfolio does not have a Sub-Adviser, CIMCO will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review each Portfolio's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Portfolio's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Portfolio will be available upon request by calling 1-866-242-5743 or by writing to the Trust at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312. Each Portfolio's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Portfolio.

                                                                                      PERCENTAGE OF
                                            NAME AND ADDRESS             NUMBER OF     PORTFOLIO'S
            PORTFOLIO                     OF BENEFICIAL OWNER             SHARES         SHARES
-------------------------------   ------------------------------------   ---------    -------------
Midcap Core Portfolio             Thomas J. and Lucille M. DiBella          10,965            41.66%
                                  One Jeffes Lane
                                  Canton, CT 06019

                                  Kenneth W. and Charise M. Gainey           7,675            29.17%
                                  160 Farmcliff Drive
                                  Glastonbury, CT  06033

                                  Ronald and Martha Clarke                   5,483            20.83%
                                  477 Simsbury Road
                                  Bloomfield, CT  06002

                                  Thomas R. and Melissa M. Trala             2,193             8.33%
                                  401 Dutton Mill Road
                                  Malvern, PA  19355

FINANCIAL STATEMENTS

The Constellation Institutional Portfolios' Financial Statements for the fiscal year ended December 31, 2003, including the Report of Independent Accountants, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Constellation Institutional Portfolios' unaudited financial statements for the interim period ended June 30, 2004 are included in the Constellation Institutional Portfolios' most recent Semi-Annual Report to Shareholders and are also incorporated into this SAI by reference. The Annual and Semi-Annual Reports may be obtained free of charge by calling the Trust at 1-800-304-2459 or by writing to the Trust at 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Institutional Portfolios, from the EDGAR Database on the SEC's website http://www.sec.gov.

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

        Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

        Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX A

                CONSTELLATION INVESTMENT MANAGEMENT COMPANY L.P.

                       Proxy Voting Policy and Procedures

Constellation Investment Management Company L.P. (CIMCO), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in CIMCO's care include shares of corporate stock, and except where the client has expressly reserved to itself the duty to vote proxies, it is CIMCO's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

CIMCO has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, CIMCO may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. CIMCO will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. CIMCO shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Since CIMCO primarily invests client assets using the assistance of multiple sub-advisers and does not directly manage or control client assets on a day-to-day basis, CIMCO does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients. However, where client holdings include voting securities, a meeting of holders of such securities is convened, and CIMCO is expected to vote the proxies because of the absence of a sub-adviser or otherwise, CIMCO will take the following steps to carry out its fiduciary duties as to the client(s) and its assets:

A. CIMCO will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations. B. CIMCO will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services. ISS is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

C. CIMCO will periodically review the methods used by ISS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. CIMCO will periodically satisfy itself that ISS operates a system reasonably designed to identify all such meetings and to provide CIMCO with timely notice of the date, time and place of such meetings.

D. CIMCO will further review the principles and procedures employed by ISS in making recommendations on voting proxies on each issue presented, and will satisfy itself that ISS's recommendations are: (i) based upon an appropriate level of diligence and research, and

                                Appendix - Page 1

(ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

E. Notwithstanding its belief that ISS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for CIMCO's client accounts, CIMCO has the right and the ability to depart from a recommendation made by ISS as to a particular vote, slate of candidates or otherwise, and can direct ISS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. ISS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Companies may engage CIMCO, either directly or through their pension committee or otherwise, to manage assets on their behalf, and such companies may also issue publicly traded securities that are eligible for purchase by CIMCO client accounts..

While CIMCO believes that such circumstances generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the officers of CIMCO will determine, by surveying the firm's employees or otherwise, whether CIMCO, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to ISS on a given vote or issue. Further to that end, CIMCO will adhere to all recommendations made by ISS in connection with all shares issued by such companies and held in CIMCO client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. CIMCO will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how CIMCO voted proxies, please contact:

    Constellation Investment Management Company L.P.

    Attention: Vice President

Recordkeeping:

CIMCO shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by CIMCO that are material in making a proxy voting decision. Such records may be maintained with a third party, such as ISS, that will provide a copy of the documents promptly upon request.

                                Appendix - Page 2

Adopted: This day of _, 2004

                                Appendix - Page 3

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVC is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either

                                Appendix - Page 4
directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

                                Appendix - Page 5

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

John H. Grady, Chief Operating Officer, or
Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

    Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

                                Appendix - Page 6

                         SANDS CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES
                          (As Adopted on July 1, 2003)

        Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

        1.      GENERAL STATEMENT OF POLICY

        The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

        The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

        The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

        2.      PROXY COMMITTEE; PROXY VOTING GUIDELINES

        The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

        The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least

                                Appendix - Page 7
annually regarding the administration of these policies and procedures and any changes deemed appropriate.

        The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

        3.      PROXY VOTING PROCEDURE

        The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

        Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

        The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

        4.      CONFLICTS OF INTEREST

        The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

        Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

                A.      Identifying Conflicts of Interest

                                Appendix - Page 8

        For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

        The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

                1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

                2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

                3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

                B.      Determining Whether a Conflict is Material

        In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

                                Appendix - Page 9

                C.      Voting Proxies Involving a Material Conflict

        In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

        The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

        The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

        5.      DISCLOSURE

        In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

        6.      RECORD RETENTION

        The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

        Schedule A - Members of the Proxy Committee

        Exhibit 1 - Sands Capital Management, Inc. Proxy Voting Guidelines

----------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

                               Appendix - Page 10

                                   SCHEDULE A

                         Members of the Proxy Committee

                            Frank M. Sands, Sr., CFA
                            Frank M. Sands, Jr., CFA
                               William L. Johnson
                                Dana M. McNamara

                               Appendix - Page 11

                         SANDS CAPITAL MANAGEMENT, INC.

                             PROXY VOTING GUIDELINES

        One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

    o   Long-term corporate performance record relative to a market index;
    o   Composition of board and key board committees;
    o   Corporate governance provisions and takeover activity;
    o   Board decisions regarding executive pay;
    o   Director compensation;

B.      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.      VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

    o long-term financial performance of the target company relative to its industry;
    o   management's track record;
    o   background to the proxy contest;
    o   qualifications of director nominees (both slates);

                               Appendix - Page 12

    o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
    o   stock ownership positions.

D.      SIZE OF THE BOARD

        Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

    A.  POISON PILLS

        The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

        We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

    B.  FAIR PRICE PROVISIONS

                               Appendix - Page 13

        Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

        We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    C.  GREENMAIL

        Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

        We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    D.  SUPERSTOCK

        Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

        We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

    E.  SUPERMAJORITY RULES

        Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

        1. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

                               Appendix - Page 14

        We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

    2.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
        BYLAWS

        We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

    F.  BOARD CLASSIFICATION

        High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

        We vote AGAINST proposals to classify the board.

        We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.  COMMON STOCK AUTHORIZATION

                               Appendix - Page 15

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.  DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. STATE OF INCORPORATION

A.  VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A.  MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

                               Appendix - Page 16

B.  CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.  SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.  CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

        o Ecological issues, including toxic hazards and pollution of the air and water;

        o Employment practices, such as the hiring of women and minority groups;

        o   Product quality and safety;

        o   Advertising practices;

        o Animal rights, including testing, experimentation and factory farming;

        o   Military and nuclear issues; and

        o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

                               Appendix - Page 17

                         CLOVER CAPITAL MANAGEMENT, INC.
                           (AS AMENDED JULY 23, 2003)

1.  PROXY VOTING POLICIES

Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise. Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

        a. PROXY VOTING PROCEDURES

        Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

        All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

        Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

        Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

        Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

        Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

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        On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

        Periodically, or at least annually, the Clover Compliance Department will:

        o Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

        o When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

        o Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

        o When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

        o Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

        PROXY VOTING GUIDELINES

        In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

        a. Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding exceeds 7% of the firm's total outstanding shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that a dilutive effort beyond 7% of the share base offsets the benefits. An exception to this 7% limitation may be made in cases where a new management team has been hired from outside the company within the prior 12 months and has therefore not been a party to any existing option package at that particular firm.

        b. Clover Capital will favor the annual election of directors.

        c. Clover Capital will oppose the re-incorporation of domestic companies into other nations.

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        d. Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

        e. Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

        f. Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

        g. Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

        h. Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

        i. Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

2.  CONFLICTS OF INTEREST

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

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